CERTAIN RISKS AND CONCENTRATION	12 Months Ended
Dec. 31, 2014
CERTAIN RISKS AND CONCENTRATION [Abstract]
CERTAIN RISKS AND CONCENTRATION
28.	CERTAIN RISKS AND CONCENTRATION

a)	Concentrations of credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, restricted short-term investments, accounts receivable, prepayments and other current assets. As of December 31, 2013 and 2014, substantially all of the Group's cash and cash equivalents, restricted cash and restricted short-term investments were held by major financial institutions located in the PRC.

The Group is also exposed to the credit and financial risks of its suppliers to which the Group made advances. The Group's financial condition and results of operations may be materially affected if the suppliers fail to meet their obligations of supplying silicon materials according to the contractually agreed schedules.

b)	Foreign currency risk

The Group has contracts for the sales of products, purchases of materials and equipment which are denominated in foreign currencies, including US Dollars, and Euros. For the year ended December 31, 2014, 56.4% of the Group's revenues are dominated in foreign currencies, including US Dollars, Euros, Yen, Australian Dollars, Canadian Dollars, South African Rand and Pounds. Renminbi, the functional currency of the Group, is not freely convertible into foreign currencies.

c)	Major customers

The Group performs ongoing credit evaluations of its customers' financial condition whenever deemed necessary and generally does not require collateral. The Group maintains an allowance for doubtful accounts based upon the expected collectability of all accounts receivable, which takes into consideration an analysis of historical bad debts, specific customer creditworthiness and current economic trends.

The following table summarizes the percentage of the Company's revenue over 10% of total revenue for the years ended December 31, 2012, 2013 and 2014. There is no accounts receivable represented by customers with balances over 10% of accounts receivables as of December 31, 2013 and 2014, respectively:

	Revenue
	For the year ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
Company A	-	11%	-

d)	Interest rate

The Group's main interest rate exposure relates to long-term borrowings. The Group does not hedge against interest rate. Any increase in interest rates would increase the Group's finance expenses relating to our variable rate indebtedness and increase the costs of issuing new debt or refinancing its existing indebtedness.